Exhibit 32.2

CERTIFICATION BY CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report of Forbes Energy Services Ltd. filed on Form 10-Q (the “Company”) for the quarter ended March 31, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, L. Melvin Cooper, Senior Vice President, Chief Financial Officer and Assistant Secretary of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ L. Melvin Cooper
L. Melvin Cooper Senior Vice President Chief Financial Officer and Assistant Secretary

Date: May 15, 2012